State of Indiana
Office of the Secretary of State

CERTIFICATE OF ORGANIZATION

of

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Organization of the above Domestic Limited Liability Company (LLC) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Flexibility Act.

NOW, THEREFORE, with this document I certify that said transaction will become effective Wednesday, June 15, 2005.


SEAL OF THE STATE OF INDIANA
1816

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, June 15, 2005.

TODD ROKITA,
SECRETARY OF STATE

2005061600212 / 2005061681217

2005061600218

APPROVED AND FILED

ARTICLES OF ORGANIZATION
State Form 49459 (R / 1-01)
Approved by State Board of Accounts 1999

TODD ROKITA
SECRETARY OF STATE
CORPORATIONS DIVISION
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576

INSTRUCTIONS: *Use 8 1/2" x 11" white paper for attachments.*
Present original and one (1) copy to the address in upper right corner of this form.
Please TYPE or PRINT.
Please visit our office on the web at www.sos.in.gov.

Indiana Code 23-18-2-4
FILING FEE: $90.00

ARTICLES OF ORGANIZATION

The undersigned, desiring to form a Limited Liability Company (*hereinafter referred to as "LLC"*) pursuant to the provisions of Indiana Business Flexibility Act, Indiana Code 23-18-1-1, et seq. as amended, executes the following Articles of Organization:

ARTICLE I - NAME AND PRINCIPAL OFFICE

Name of LLC (*the name must include the words "Limited Liability Company", "L.L.C.", or "LLC"*)
Wellstone Regional Hospital Acquisition, LLC

Principal Office: The address of the principal office of the LLC is: (*optional*)

Post office address	City	State	ZIP code
840 Crescent Centre Drive, Suite 460	Franklin	TN	37067

ARTICLE II - REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the LLC's Registered Agent and Registered Office for service of process are:

Name of Registered Agent
National Registered Agents, Inc.

Address of Registered Office (street or building)	City		ZIP code
320 N. Meridian Street	Indianapolis	Indiana	46204

ARTICLE III - DISSOLUTION

☐ The latest date upon which the LLC is to dissolve: ____________

☒ The Limited Liability Company is perpetual until dissolution.

ARTICLE IV - MANAGEMENT

☐ The Limited Liability Company will be managed by its members.

☒ The Limited Liability Company will be managed by a manager or managers.

In Witness Whereof, the undersigned executes these Articles of Organization and verifies, subject to penalties of perjury, that the statements contained herein are true,

this 14th day of June, 2005

Signature	Printed name
Brent Hill	E. Brent Hill

This instrument was prepared by: (*name*)
E. Brent Hill, Esq., Organizer

Address (number, street, city and state)	ZIP code
511 Union Street, Suite 2700, Nashville, TN	37219

IN007 - 10/30/04 CT System Online

State of Indiana
Office of the Secretary of State

CERTIFICATE OF CORRECTION

of

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Correction of the above Domestic Limited Liability Company (LLC) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Flexibility Act.

NOW, THEREFORE, with this document I certify that said transaction will become effective Thursday, June 30, 2005.


SEAL OF THE STATE OF INDIANA
1816

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, June 30, 2005.

Todd Rokita

TODD ROKITA,
SECRETARY OF STATE

2005061600212 / 2005070187717

2005061600249

ARTICLES OF CORRECTION

State Form 38235 (R2 / 6-95)
Approved by State Board of Accounts 1995

APPROVED AND FILED
IND. SECRETARY OF STATE

INSTRUCTIONS: Use 8 1/2" x 11" white paper for inserts.
Present original and two (2) copies to address in upper right corner of this form.
Please TYPE or PRINT.
Upon completion of filing, the Secretary of State will issue a receipt.

RECEIVED
CORPORATIONS DIV
05 JUN 30 AM 11:48

TODD ROKITA
SECRETARY OF STATE
CORPORATIONS DIVISION
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576

Indiana Code 23-1-18-5
FILING FEE: $30.00

ARTICLES OF CORRECTION
OF

Wellstone Regional Hospital Acquisition, LLC

Name of Corporation

This is a ☑ Domestic corporation ☐ Foreign corporation incorporated or authorized to transact business in Indiana on June 15, 2005

1. The Articles of Correction are filed to correct: (Describe document to be corrected and date filed or attach incorrect document.)

Articles of Organization

2. These Articles of Correction are filed to correct:
☑ an incorrect statement and / or ☐ a defect in the execution, attestation, seal, verification or acknowledgement

3. The incorrect statement(s) is (are) as follows: (Attach additional sheet(s) if necessary.)

Article IV-Management

The Limited Liability Company will be managed by a manager or managers.

4. The statement(s) is (are) incorrect, or the manner of execution was defective for the following reason(s): (Attach additional sheet(s) if necessary.)

The statement is incorrect because the Company will be managed by its members, not by a manager or managers.

(Continued on the reverse side)

5. The following is (are) the corrected statement(s) and / or the corrected execution(s): (Attach additional sheet(s) if necessary)

RECEIVED CORPORATIONS DIV.

Article IV-Management

The Limited Liability Company will be managed by its members.

05 JUN 30

In Witness Whereof, the undersigned being the ______________________ (Title)

of said Corporation executes these Articles of Correction and verifies, subject to penalties of perjury, that the facts contained herein are true, this 29th day of June, 19 2005.

Signature	Printed name
[signature]	Steven T. Davidson